UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2006

TAO MINERALS LTD.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-12356

(Commission File Number)

20-1682702

(IRS Employer Identification No.)

Officina 618, Empresarial Mall Ventura, Cra.32 #1B Sur 51, Medellin, Colombia

(Address of principal executive offices and Zip Code)

305-726-0602

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective September 1, 2006, Gordon Samson has resigned as our Chief Financial Officer and as a member of our board of directors. The board of directors has appointed Julio De Leon as a director as our Chief Financial Officer to fill the vacancy created by the resignation of Mr. Samson.

For the past three years Mr. De Leon has been a partner in an accounting firm providing service to both public and private companies. For the previous two years Mr. De Leon was a Senior Manager with a regional CPA firm.

There are no family relationships between Mr. De Leon and any of our directors or executive officers.

Our board of directors now consists of James Sikora, Duncan Bain, Terry Plummer and Julio De Leon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAO MINERALS LTD.

/s/ Gordon Samson

By: Gordon Samson

Director

Date: September 1, 2006